SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is dated as of the date set forth on the signature page hereto between AiXin Life International, Inc., a Colorado corporation (the “Company”), and the party identified on the signature page hereto as the “Purchaser.”

R E C I T A L S:

The Company is offering to Non-U.S Persons for purchase pursuant to Regulation S under the Securities Act shares of its Common Stock for a purchase price of $0.10 per share (the “Offering”).

The Purchaser desires to purchase the number of Shares set forth on the signature page (the “Shares”) for the total purchase price set forth on the signature page (the “Purchase Price”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Board of Directors” means the board of directors of the Company.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“U.S Persons” has the meaning assigned to it in Rule 902(k) of Regulation S.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Regulation S” means Regulation S promulgated by the Commission under the Securities Act.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

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ARTICLE II.

PURCHASE AND SALE

2.1 Purchase of the Securities. Subject to the terms and conditions of this Agreement, the Purchaser, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the Shares and the Company agrees to issue the Shares against receipt of the Purchase Price.

2.2 Deliveries. The Purchaser will remit the Purchase Price to an account designated by the Company by wire transfer of immediately available funds. The Company will deliver the Shares against the Company’s receipt of the Purchase Price.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Purchaser:

(a) Organization. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Colorado and has the corporate power and is duly authorized under all applicable laws, regulations, ordinances, and orders of public authorities to carry on its business in all material respects as it is now being conducted. The Company has made available to Purchaser or there is included on the Securities and Exchange Commission’s website (“EDGAR”) complete and correct copies of the articles of incorporation and bylaws of the Company, each as in effect on the date hereof (together, the “Charter Documents”). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of Charter Documents. The Company has taken all action required by law, its Charter Documents, or otherwise to authorize the execution and delivery of this Agreement, and the Company has full power, authority, and legal right and has taken all action required by law, its Charter Documents, or otherwise to consummate the transactions herein contemplated.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement, and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection. This Agreement has been duly executed by the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Shares do not and will not: (i) conflict with or violate any provision of the Charter Documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Company is a party, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations).

(d) Issuance of the Securities. The Shares have been duly authorized, and when issued in accordance with the terms set forth in this Agreement, will be duly and validly issued.

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(e) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.2 Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to the Company as follows:

(a) Power and Capacity. The Purchaser has the legal power and capacity to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement, and to perform the Purchaser’s obligations under this Agreement.

(b) Due Execution and Delivery. This Agreement has been duly executed and delivered by the Purchaser.

(c) Binding Effect. This Agreement, when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it or him in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution and delivery of this Agreement by the Purchaser and the performance by the Purchaser of the Purchaser’s obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or governmental entity under any laws; (b) will not violate any laws applicable to the Purchaser and (c) will not violate or breach any contractual obligation to which the Purchaser is a party.

(e) Stockholder is Not a U.S Person and is Acquiring Exchange Shares in an Off-Shore Transaction. The Purchaser understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of the Securities Act under Regulation S based upon the representations and warranties of the Purchaser as set forth below that the Purchaser is not a U.S. Person and that the issuance and sale of the Shares occurred in an “off-shore transaction,” as defined in Rule 902 (h) of Regulation S, and that the Company is relying upon the truth and accuracy of the representations, warranties, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that Purchaser is not a U.S. Person” and understands that the Shares are not registered under the Securities Act and that the issuance thereof to Purchaser is intended to be exempt from registration under the Securities Act pursuant to Regulation S. The Purchaser has no intention of becoming a U.S. Person, and at the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

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The Purchaser understands and acknowledges that the certificate representing the Shares will be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(f) The Purchaser acknowledges that neither the SEC, nor the securities regulatory body of any state or other jurisdiction, has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

(g) The Purchaser acknowledges that Purchaser has carefully reviewed such information as Purchaser has deemed necessary to evaluate an investment in the Company and the Shares. To the full satisfaction of Purchaser, the Purchaser has been furnished all materials that he has requested relating to the Company and the issuance of the Shares hereunder, and Purchaser has been afforded the opportunity to ask questions of the Company’s representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the Purchaser.

(h) The Purchaser understands that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or any available exemption from registration under the Securities Act, the Shares may have to be held indefinitely. The Purchaser further acknowledges that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of Rule 144 are satisfied (including, without limitation, the Company’s compliance with the reporting requirements under the Exchange Act).

(i) Purchaser represents, warrants and covenants that: (i) he has not been designated by the OFAC as a Specially Designated National or blocked person, that he has no reason to believe that he would be considered a blocked person by OFAC and the undersigned does not reside in a restricted country. The undersigned also represents that he is not employed by, acting as an agent of, or partially owned or controlled by a government, a government-controlled entity or a government corporation; and (ii) to the extent the undersigned has any beneficial owners, (a) he has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the undersigned reasonably believes that no such beneficial owners are or are (i) acting in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) acting on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by OFAC, (iii) acting for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure or (iv) acting for a foreign shell bank (such persons or entities in (i) - (iv) are collectively referred to as “Prohibited Persons”), (c) he holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date hereof and (d) he will make available such information and any additional information that the Company may require upon request.

(j) Purchaser is not currently the subject or target of and has not been designated a “specially designated national” or “blocked person” by the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other sanctions authority, nor is the undersigned located, organized or resident in a country or territory that is the subject or a target of a comprehensive embargo or prohibiting trade with that country.

(k) The Purchaser has not engaged in any business or activity prohibited by the Trading with the Enemy Act, that is the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any enabling legislation or executive order relating thereto. The Purchaser has not (i) used any funds for any unlawful contribution or other unlawful political activity; (ii) made any direct or indirect unlawful payment to a foreign or domestic government official or agent; or (iii) violated any provision of any law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transaction or the Foreign Corrupt Practices Act of 1977.

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ARTICLE IV.

MISCELLANEOUS

4.1 Indemnity. The Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

4.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, prepaid, with a recognized international courier service, (b) delivered personally, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent as provided in clause (a), in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

4.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

4.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

4.6 Entire Agreement. This Agreement (including the exhibits and schedules hereto) contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

4.7 Assignability. This Agreement is not transferable or assignable by the Purchaser.

4.8 Applicable Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. If there is any litigation relating to this Agreement or the transaction contemplated hereby, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 4.3. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

[Signature Page to Subscription Agreement]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of _________ ___ , 2019.

Name of Purchaser: __________________________________________________________

Name of Purchaser, if Joint: ____________________________________________________

Signature of Individual or Authorized Signatory: ____________________________________

Signature of Purchaser, if Joint Individuals: ________________________________________

Name of Authorized Signatory, if Entity: ___________________________________________

Title of Authorized Signatory, if Entity: ____________________________________________

Email Address of Authorized Signatory: ___________________________________________

Number of Shares Purchased: ____________________________________________________

Purchase Price: ________________________________________________________________

Address for Notices to Purchaser:

__________________________________

__________________________________

Address for Delivery of Securities to Purchaser (if not same as address for notice):

__________________________________

__________________________________

Identification Number: _______________________

ACCEPTANCE OF SUBSCRIPTION

AIXIN LIFE INTERNATIONAL, INC.

By:
Quanzhong Lin
President and Chief Executive Officer

Date:

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